STEADY DOMESTIC CASHFLOW

CALPIAN

MONEY ON MOBILE

Stop at nothing. Pay for anything.

EXPLOSIVE INTERNATIONAL GROWTH

CALPIAN

REQUIRED STATEMENT ABOUT FORECASTS

Calpian's models and projections are based on certain key assumptions, including but not limited to the following:

- Availability of adequate and appropriately priced financing to continue in business
- Availability of acquisitions which can be completed
- Continued performance of key staff
- Continued favorable business conditions and economic climate.
- Money on Mobile Forecasts are the representation of MoM Management.

Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements which are forward-looking by reason of context, the words "may,""will,""should,""expects,""plans,""intends,""anticipates,""believes,""estimates,""predicts,""potential," or "continue" and similar expressions identify forward-looking statements. Actual results, performance or events may differ materially from those in such statements due to, without limitation, (i) our ability to acquire retail credit card processing residual streams ("residuals"), (ii) our ability to raise capital to fund our acquisitions, (iii) our ability to successfully integrate multiple residuals acquisitions, (iv) changing levels of competition, (v) changes in laws and regulations, including government regulation of the credit card processing industry and other related financial institutions, and (vi) general competitive factors. This business plan is for confidential information purposes only and is not a solicitation for investment.

CALPIAN

KEY FACTS*

Trading Symbol	OTC BB: CLPI
Corporate Headquarters	Dallas, TX
Stock Price (52-Week Range)	$1.50 ($2.65 - $1.20)
Shares Outstanding	28.2 M
Daily Volume (90-day average)	12,500
Market Capitalization	$42.1M
Debt	$18.2M
Cash & Equivalents	$1.654M
Annualized Current Revenues	~$28.0M
Full-time Employees	35
Fiscal Year Ends	December 31
Accounting Firm	Montgomery Coscia Greilich LLC* No relation to CEO

** Share data as of September 30, 2013. Financial data as of September 30, 2013*

CALPIAN

CALPIAN INVESTMENT THESIS

- Experienced leadership ***– 40%+ ownership***
- Steady positive cash flow in US ***– Growing***
- Explosive growth in India through Money On Mobile ***– 300% growth***

Two High Growth Businesses Increasing Shareholder Value

COMPANY OVERVIEW

Calpian Commerce
U.S. Business
STEADY CASH FLOW

- Provides credit and debit card processing services to small retail merchants in the U.S.
- Growth through acquiring portfolios from Independent Services Organizations (ISO's).

Money on Mobile©
Mobile Payments in India
EXPLOSIVE GROWTH

- India based mobile payments company that allows users to make simple financial transactions with their cell phone.
- Acquired stake in March 2012 with options to purchase up to 74%.

The Best of Both Worlds

CALPIAN

MANAGEMENT TEAM

Average 20 years in payments

Harold Montgomery – *CEO*

Stanford MBA 1985
Started in payments in 1987

Shashank Joshi – *President MoM*

Maharastra Institute of Technology
10 years in payments

Craig Jessen– *President*

SMU MBA 1984
Started in payments in 1991

Scott Arey– *CFO*

New York University MBA ,CPA 1985
Stanford University B.A. Economics 1984

Tom Tesmer– *COO Merchant Operations*

University of Washington
30+ years in payments and technology operations

STEADY DOMESTIC CASHFLOW

CALPIAN

- Provides credit and debit card processing services to small retail merchants in the U.S.
- Growth through acquiring Independent Sales/Services Organizations (ISO's)

A Low Cost Provider

- Provides card processing to ~16,000 small merchants and B2B clients
- Operates its own processing gateway
- Operations in Atlanta, GA
- Top notch IT support team provides technical integration services for merchants
- Growth organically and through acquisition

Low cost processor
Low cost sales engine
Provider of technical solutions to complex payment needs (Healthcare)

CALPIAN

U.S. CORE BUSINESS: *STEADY, GROWING CASH FLOWS*

- Acquires cash flows in the U.S.
- Payment processing contracts
- Pay 2x-3x annual CF
- Cash Flow Positive Now
- Goal to add ~$5 million in EBITDA each year

*Audited	2011*	2012*	2013	2014	2015	2016
Revenue	2.8	3.4	21.1	35 – 37	42 – 44	46 – 48
EBITDA	0.5	(0.4)	0.6	6.5 – 7.5	12 – 13	13 – 15

- Public Comparable: Heartland Payment Systems (HPY), Vantiv (VNTV), Global Processing (GPN)
- Public Market Comp is 7.8x EBITDA
- Growth subject to deal flow, financing and pricing negotiations

- Allows consumers to pay using the mobile phone
- Uses a virtual currency available at retail stores
- Replaces the checkbook or debit card used in the U.S.
- Positioned to capture eCommerce growth

MONEY ON MOBILE™

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EXPLOSIVE INTERNATIONAL GROWTH

CALPIAN

INDIA BACKGROUND

MONEY ON MOBILE
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- Population 1.2 Billion, growing to 1.6 Billion by 2030
- Middle Class = ~300 million people ($500 income/month)
- Per Capita GDP = $300 income/month
- Economy growing 6+% per year

Source: CIA.gov World Fact Book

The Next Global Growth Engine?

CHALLENGES & OPPORTUNITIES IN INDIA

CALPIAN

MONEY ON MOBILE
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All Cash Economy

Lack of Bank Accounts
(only 200M of 1.2B people)

No Payment Mechanisms
(credit, debit or check)

Weak Transportation
(daily errands take time)

ADDRESSABLE MARKET IS:

800+ MILLION Mobile Phones & 1 BILLION SIM Cards

The window for a fast, easy, reliable payment system is wide open.

WHAT CAN YOU BUY?

Allows consumers to use their mobile phone to transact:

Pre-paid Cell Phone

Pre-paid Television

Shopping

Ticketing

Utility Bill Payment

Total Combined Market ~$200 Billion +

- Fast, easy, reliable, cheap
- HUGE value proposition vs. current methods

HOW DOES MoM WORK?


MONEY ON MOBILE
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Step 1 - Cash
Step 2 - Purchase of Cell Minutes @ 5% Discount
15 Cell Providers
6 Satellite TV
Step 3 - Cash
Step 4 - Purchase of Cell Minutes @ 4.5% Discount
176,506 Retailers
(Commission Sales People)
5
6
82.3 Million Consumers
Transaction Margin = 0.5% Grows to 1%

RETAILERS IN INDIA ACCEPT MoM



CALPIAN

MoM RETAILERS

MONEY ON MOBILE
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Money on Mobile Retailers
300,000
250,000
200,000
150,000
100,000
50,000
0
Apr-12
48,242
Feb-14
179,292
Mar-15
262,086
May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15

Retailers (Commission Sales People)

Extrapolation of current growth in orange

CUMULATIVE UNIQUE USERS



Money on Mobile
Cumulative Unique Phone Number Users
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
Apr-12
3,263,269
Feb-14
84,265,631
Mar-15
115,400,484
Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15

Cumulative Unique Phone Number Users

Extrapolation of current growth in orange

CALPIAN

30 DAY ACTIVE MoM USERS

MONEY ON MOBILE
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Money on Mobile
30 Day Active MoM Users
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Apr-12
3,263,269
Feb-14
3,679,810
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14

30 Day Active MoM Users

CALPIAN

RS VOLUME PROCESSED

MONEY ON MOBILE
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Money on Mobile
Rs Volume Processed
1,200,000,000
1,000,000,000
800,000,000
600,000,000
400,000,000
200,000,000
0
Calpian's First Investment
Mar-12
255,242,048
Feb-14
682,320,109
Mar-15
1,010,951,144
May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15

RS Volume Processed

Extrapolation of current growth in orange

TRANSACTIONS PROCESSED



Money on Mobile
Number of Transactions
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Calpian's First Investment
Mar-12
3,687,127
Feb-14
8,876,679
Mar-15
13,642,488

Number of transactions

Extrapolation of current growth in orange

PER USER STATISTICS


Money on Mobile
Per User Statistics
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Total Rs volume per unique user per month
Average Transaction Size (Rs)

Total Rs volume per unique user per month

Average Transaction Size (Rs)

CALPIAN

10x NEAREST COMPETITOR

MONEY ON MOBILE
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	Store Count	User Count	Monthly Processed Volume	Notes
Money on Mobile	179,292	84.3 million	Rs 682.3 million	Growing
Beam Money (May '13)	50,000	18 million	Rs 91 million <13%	Searching for capital
AirTel Money	110,000	Unknown	Rs 15 million <2%	Not Interoperable
Vodafone	8,000	Unknown	Unknown	Beginning phase – not interoperable

First Mover Advantage to Money on Mobile

MoM is:

- Best Financed
- Only One w/ Full Suite of Services
- Greenfield Opportunity
- No Major Regulatory Hurdles Remaining

CALPIAN

VOLUME GROWTH

MONEY ON MOBILE
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Product	Average Ticket	Monthly Frequency	Estimated Average Monthly Spend
Cell Top Up	$1.00	2x	$2.00
TV Top Up	$2.00	2x	$4.00
Utility Payment	$8.00	1x	$8.00
Travel Ticketing	$0.30-$15.00	1x-20x	$10.00
Shopping	$1.00	10X	$10.00
Total Spend/Mo			**$34.00**

We Do These Now

What will 35 million consumers do with Money on Mobile?

All numbers are estimates

THE INTERNET IS MOBILE IN INDIA


India Internet Traffic by Type, Desktop vs. Mobile, 12/08 – 11/12
100%
80%
60%
40%
20%
0%
% of Internet Traffic
Desktop Internet
Mobile Internet
12/08
6/09
12/09
6/10
12/10
6/11
12/11
6/12
KPCB
Source: StatCounter Global Stats, 11/12

Desktop Internet

Mobile Internet

CALPIAN

SMART PHONES ARE EXPLODING IN INDIA

MONEY ON MOBILE
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Top 5 Countries Smartphones Shipments & Market Share

(Units in Millions)

Rank	Country*	2013 Unit Shipments	2013 Market Share	2017 Unit Shipments	2017 Market Share	2017/2013 Growth
1	China	301.2	32.8%	457.9	30.2%	52%
2	USA	137.5	15%	183	12.1%	33.1%
3	UK	35.5	3.9%	47.5	3.1%	33.8%
4	Japan	35.2	3.8%	37.7	2.5%	7.1%
5	Brazil	28.9	3.1%	66.3	4.4%	129.4%
6	**India**	**27.8**	**3%**	**155.6**	**10.3%**	**459.7%**
	Others	352.5	38.4%	568.1	37.5%	61.2%
	Total	**918.6**	**100%**	**1516.1**	**100%**	**65%**

***Note:** *Countries are listed by 2013 rank, based on unit shipments* *Source: IDC*

The 2017 ranking is forecast to be:

1 China › 2 USA › 3 India › 4 Brazil › 5 UK › 6 Japan

CALPIAN

MoM: EPICENTER OF 3 HUGE TRENDS

MONEY ON MOBILE
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Young Demographics & Rising Incomes
Rising Smart Phone Penetration
Mobile eCommerce Growth
MONEY ON MOBILE
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eCommerce in India will be:

- Smart phone based
- Paid for using Money on Mobile

Mobile eCommerce Growth

PAYMENT BACKBONE FOR EACH MARKET

Name	Country	Users	Annual Volume
Alipay	China	700+ million	?
PayPal	US	117 million	$200 Billion
Money on Mobile	India	84.3 million	$200 million
Qiwi	Russia	11 million	$15 Billion
M-Pesa	Kenya	21 Million	$32 Billion

Each system is based on characteristics of that market

- Bank account penetration
- Credit card usage
- Spending Trends

CALPIAN

COMPARE TO M-PESA IN KENYA

MONEY ON MOBILE
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M-PESA:

- First Mobile Money System
- Started April 2007
- Domestic Remittance is majority of volume
- Ubiquitous presence in Kenya

M-Pesa Metrics	KENYA
95% of Adults	**21 Million**
Transaction Volume 42% of GDP	**$32.4 Billion**
Estimated Net Operating Revenue (1.0%)	**$320 million/year**

India is 30x Kenya in size

COMPARE TO NASDAQ: QIWI

QIWI is a Russian mobile payments company

	QIWI
Population	140 million
Cell Phones	235 million
Unbanked Population	70 million
User Count	11 million
Store Count	169,000
Annual Processed Volume (USD)	$13.5 billion
Annual Gross Revenues	~$166 million
Gross Margin %	0.59%
Annual Growth Rate %	4%
US Market Cap	~$2.5 billion

STEADY DOMESTIC CASHFLOW

CALPIAN

MONEY ON MOBILE™

Stop at nothing. Pay for anything.

EXPLOSIVE INTERNATIONAL GROWTH